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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 5, 1995, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-05953) and related Prospectus of Advanced Lighting Technologies, Inc. for the registration of 3,795,000 shares of its Common Stock.


                                            ERNST & YOUNG LLP

Cleveland, Ohio

June 18, 1996